QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 22, 2003
(Date of Report (Date of Earliest Event Reported))

GART SPORTS COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23515 (Commission File Number)	84-1242802 (IRS Employer Identification Number)
1050 West Hampden Avenue, Englewood, Colorado 80110 (Address of Principal Executive Offices) (Zip Code)

(303) 200-5050
(Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

  99.1
  News Release issued by Gart Sports Company on May 22, 2003.

Item 9. Regulation FD Disclosure (Information provided under Item 12—Results of Operations and Financial Condition)

        Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be incorporated by reference into any filing of Gart Sports Company under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

        On May 22, 2003, Gart Sports Company issued a press release announcing results for its first quarter ended May 3, 2003. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GART SPORTS COMPANY
By:	/s/ NESA E. HASSANEIN Name: Nesa E. Hassanein Title: Senior Vice President and General Counsel

Date: May 22, 2003

QuickLinks

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure (Information provided under Item 12—Results of Operations and Financial Condition)
SIGNATURES